Virtus Ceredex Mid-Cap Value Equity Fund (the “Fund”),
a series of Virtus Asset Trust

Supplement dated December 15, 2022 to the Summary Prospectus and the Virtus Asset Trust Statutory Prospectus, each dated April 28, 2022, each as supplemented

Important Notice to Investors

Effective January 1, 2023, the Fund’s investment adviser, Virtus Fund Advisers, LLC, will implement a new expense limitation arrangement to further limit the Fund’s expenses. This change is described in more detail below.

Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnote will be replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.34%	0.28%	0.30%	0.16%
Total Annual Fund Operating Expenses	1.28%	1.97%	0.99%	0.85%
Less: Fee Waivers and/or Expense Reimbursements(b)	(0.00)%	(0.21)%	(0.00)%	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.28%	1.76%	0.99%	0.79%

(b)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.35% for Class A Shares, 1.76% for Class C Shares, 1.05% for Class I Shares and 0.79% for Class R6 Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Under “Fees and Expenses,” the “Example” table will be replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$673	$934	$1,214	$2,010
Class C	Sold	$279	$598	$1,043	$2,279
	Held	$179	$598	$1,043	$2,279
Class I	Sold or Held	$101	$315	$547	$1,213
Class R6	Sold or Held	$81	$265	$465	$1,043

In the table in the section “More Information About Fund Expenses” on page 84 of the statutory prospectus, the row corresponding to the Fund will be replaced with the following and new footnotes will be added after the table:

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus Ceredex Mid-Cap Value Equity Fund(1)	1.35%(2)	1.76%	1.05%(2)	0.79%

(1)	Contractual through April 30, 2024.
(2)	Share class expenses currently below the capped level.

Investors should retain this supplement with the Prospectuses for future reference.

VAT 8622/CeredexMCV-NewExpCaps (12/22)

Virtus Ceredex Mid-Cap Value Equity Fund (the “Fund”),

a series of Virtus Asset Trust

Supplement dated December 15, 2022 to the Statement of

Additional Information (“SAI”) dated April 28, 2022, as supplemented

Important Notice to Investors

Effective January 1, 2023, the Fund’s investment adviser, Virtus Fund Advisers, LLC, will implement a new expense limitation arrangement to further limit the Fund’s expenses. These changes are described in more detail below.

In the table on page 102 of the Fund’s SAI, the row corresponding to the Fund will be replaced with the following and a new footnote will be added after the table:

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Ceredex Mid-Cap Value Equity Fund*	1.35%	1.76%	1.05%	0.79%

* Contractual through April 30, 2024.

Investors should retain this supplement with the SAI for future reference.

VAT 8622B/CeredexMCV-NewExpCaps (12/22)